UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 29, 2004


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                     Horizon Financial Services Corporation
             (Exact name of registrant as specified in its charter)


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         Delaware                          0-24036                42-1419757
(State or other jurisdiction of       (Commission File)      (IRS Employer
incorporation or organization)             Number            Identification No.)

                   301 First Avenue East, Oskaloosa, IA 52577
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (641) 673-8328


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Item 5.  Other Events.

     On April 29, 2004, the Registrant issued a press release announcing earnings for the quarter and nine month period ended March 31, 2004 in fiscal 2004. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
          --------

               The following Exhibit is being furnished herewith:

               99.1 Registrant's Press Release, dated April 29, 2004.

Item 12. Results of Operations and Financial Condition.

     On April 29, 2004, the Registrant issued a press release announcing earnings for the quarter and nine month period ended March 31, 2004. The press release is attached as Exhibit 99.1 to this report and is incorporated into the
Item 12 by reference. The information in this Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          HORIZON FINANCIAL SERVICES CORPORATION


Date:  April 29, 2004                      /s/ Robert W. DeCook
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                                          Robert W. DeCook
                                          President and Chief Executive Officer

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                                  Exhibit Index
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Exhibit
Number                     Description of Exhibit
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99.1              Registrant's Press Release dated April 29, 2004